Exhibit 21.1
Fidelity National Title Group, Inc.
All companies
As of 09/11/2006

Company	Incorporation

2027267 Ontario Inc.	Canada

Adnoram Settlement Agency of Ohio, LLC (50.1%)	Ohio

Aero Records & Title Co.	Oklahoma

Alamo Title Company	Texas

Alamo Title Company of Brazoria County, Inc.	Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Harris County, Inc.	Texas
(d/b/a Alamo Title Company)
.
Alamo Title Company of Tarrant County, Inc.	Texas
(d/b/a Alamo Title Company)

Alamo Title Holding Company	Texas

Alamo Title Insurance	Texas

Alamo Title of Guadalupe County, Inc.	Texas
(d/b/a Alamo Title Company)

Alamo Title of Travis County, Inc.	Texas
(d/b/a Alamo Title Company)

Alexander Title Agency, Incorporated	Virginia

All Counties Courier, Inc. (10%)	California

Amarillo Data, Inc. (33.3%)	Texas

American Document Services, Inc.	California

American Exchange Services, Inc.	Delaware

American Investment Properties, LLC	Delaware

Company	Incorporation

American Title Company	Texas

Amtitle Company	California

ANFI Holding, LLC	Delaware

ANFI, LLC	California

Antelope Valley Escrow Co.(55%)	California

AssetLink, LLC	Pennsylvania

AssetLink, L.L.C.	Colorado

AssetLink, L.P.	Colorado

Bancserv, Inc.	California

Bankers Title of Northwest Indiana, LLC (5%)	Indiana

Baton Rouge Title Company, Inc.	Louisiana

Berrien County Title Agency, L.L.C. (50%)	Michigan

BHC&M, Ltd.	Virginia

Blue Ridge Title/CTIC, LLC (25%)	Virginia

Brown Title Agency, LLC (50%)	Michigan

Burnet Title of Indiana, LLC (25%)	Indiana

Capitol Abstract and Title Company	Oklahoma

Castle Escrow Holdings, LLC	California

CATCO, Inc.	Oklahoma

Chelsea Title Company	Florida

Chicago Escrow, Inc.	California

Chicago Land Agency Services, Inc. (52%)	Illinois

Chicago Title Agency of Nevada, Inc.	Nevada

Company	Incorporation

Chicago Title and Trust Company	Illinois

Chicago Title Company	California

Chicago Title Company of Washington	Washington
(d/b/a Chicago Title Company, Island Division)

Chicago Title Costa Rica S.A.	Costa Rica

Chicago Title Insurance Company	Missouri

Chicago Title Insurance Company of Oregon	Oregon

Chicago Title Insurance Company of Puerto Rico (99.2%)	Puerto Rico

Chicago Title Land Trust Company	Illinois

Chicago Title of Colorado, Inc.	Colorado

Chicago Title of Michigan, Inc.	Michigan

Chicago Title of the Florida Keys, Inc. (85%)	Florida

Closing Concepts, L.L.C.	Pennsylvania

Closing Concepts, L.P.	Pennsylvania

Closing Concepts of Alabama, L.L.C.	Alabama

Commonwealth Title Company	Washington

Community Title Company (51%)	California

Community Title, LLC (25%)	Texas

Construction Disbursements LLC	Oregon

CTC GP, LLC	Delaware

CTC LP, LLC	Delaware

CT/Nevada Holding Company	Nevada

CUMC Title Agency, LLC (50%)	Michigan

Dallas-Fidelity National Title Agency, Inc.	Texas
(d/b/a Fidelity National Title Agency, Inc.)

Company	Incorporation

Decatur Title Company, L.L.C.	Illinois

Developers National Title Agency, LLC	Ohio

DFCU Financial Title Agency, L.L.C. (51%)	Michigan

Diversified Title Agency, LLC (50.1%)	Ohio

Drive Merger Co.	Delaware

Duxford Escrow, Inc. (51%)	California

EC Purchasing.com, Inc.	Delaware

Entrust Title Agency LLC (50%)	New York

Executive Title Agency Corp.	Ohio

Fidelity Affiliates, LLC	Florida

Fidelity Asset Management, Inc.	California

Fidelity Express Network, Inc.	California

Fidelity Fulfillment Center, LLC (51%)	Delaware

Fidelity Global Solutions Costa Rica, S.A.	Costa Rica

Fidelity Inspection & Consulting Services, Inc.	Pennsylvania

Fidelity National Agency of Arizona, Inc. (51%)	Arizona

Fidelity National Management Services, LLC	Delaware

Fidelity National Special Opportunities, Inc.	Delaware

Fidelity National Title Agency, Inc.	Arizona

Fidelity National Title Agency of Nevada, Inc.	Nevada

Fidelity National Title Agency of Pinal County, Inc.	Arizona

Fidelity National Title & Abstract, Inc.	Maryland

Company	Incorporation

Fidelity National Title & Escrow of Hawaii, Inc.	Hawaii

Fidelity National Title Company	California

Fidelity National Title Company of California	California

Fidelity National Title Company of Oregon	Oregon

Fidelity National Title Company of Washington, Inc.	Washington

Fidelity National Title Insurance Agency of Coconino, Inc.	Arizona

Fidelity National Title Insurance Company	California

Fidelity Residential Assistance, Inc.	Texas

Fidelity Residential Solutions, Inc.	Kansas

FIP Title Agency, LLC (50.1%)	Ohio

First National Financial Title Services of Alabama, Inc.	Alabama

First Partners Title Agency, LLC (51.36%)	Ohio

First Title Corporation	Tennessee
(d/b/a FTC Lenders Express and d/b/a Lenders Express Title and Escrow)

First Title Corporation of Alabama, Inc.	Alabama

Florida Affiliated Title Services, LLC (51%)	Florida

FNF Canada Company	Ontario, Canada

FNF Escrow Holdings, LLC	California

FNF Escrow Holdings II, LLC	California

FNF Escrow Holdings III, LLC	California

FNF Funding X, LLC	Delaware

FNF Intellectual Property Holdings, Inc.	Delaware

FNF Title Reinsurance Company	Vermont

Company	Incorporation

FNT, Inc.	Delaware

FNT Real Estate Coordinators, LLC	New Jersey

FNTG California Holdings, LLC	California

FNTG National Record Centers, Inc.	Delaware

Fortuna Service Company, LLC	California

Franchise Resale Consultants, LLC (25%)	Delaware

Fuentes and Kreischer Title Company	Florida

Gemini Escrow Services, Inc. (51%)	California

GIT Holding Company, Inc. (60%)	Illinois

Granite Title Company, LLC (12%)	Texas

Great Northern Title Agency, LLC (58.88%)	Ohio

Greater Illinois Title Company, Inc. (60%)	Illinois

Greenridge Title Agency, LLC (50%)	Michigan

Grundy Pioneer Title Company	Illinois

Heritage Title Company	Texas

HF Acquisition, LLC	Delaware

HomeOwnershipTeam.com, Inc.	California

Homesold	California
(d/b/a Real Property Marketing and d/b/a Professional Agent Referral)

Imaged Library Co., L.L.C. (29.79%)	Washington

Index Group Ltd. (35.7%)	Texas

Integrity Title Agency of Ohio & Michigan, Ltd. (25.05%)	Ohio

Interfirst Escrow, Inc. (51%)	California

Company	Incorporation

Island Title Company	Washington

Kensington Development Corporation	California

Lake County Trust Company	Indiana

Lake First Title Agency, LLC (50.232%)	Ohio

Lakeland Title Services, Inc.	Wisconsin

Landmark REO Management Services, Inc.	Kansas

Land Title Company of Kitsap County (44.58%)	Washington

LaSalle County Title Company, L.L.C. (70%)	Illinois

LC Investment Corporation	Indiana

Lenders Title Agency, LLC (50.1%)	Ohio

Manchester Development Corporation	California
(d/b/a Orion Realty Group)

Marble Title Company, LLC (12%)	Texas

McHenry County Title Company	Illinois

McLean County Title Company	Illinois

McNamara, LLC	Nevada

Member First Title Agency, LLC (50%)	Michigan

MFS Title of Texas, LP (5%)	Texas

MGEN Services Corp.	Delaware

Micro General, LLC	Delaware

Midwest Title Company	Delaware

Mission Trails Escrow, Inc. (51%)	California

National Link, L.L.C. (49.8%)	Pennsylvania

National Link, L.P. (49.5%)	Pennsylvania

Company	Incorporation

National Link of Alabama, L.L.C.	Alabama

National Title Company of Los Angeles County (51%)	California

National Title Company of Southern California (51%)	California

National Title Company of Ventura County (51%)	California

Nations Title Insurance of New York Inc.	New York

Nationwide Settlement Source, L.L.C.	Pennsylvania

Nationwide Settlement Source, L.P.	Pennsylvania

Nationwide Settlement Source of Alabama, L.L.C.	Alabama

New Market Title Agency, LLC (50.1%)	Ohio

Niles Title Agency, LLC (50%)	Michigan

Ottawa-Kent Title Agency, LLC (50%)	Michigan

Pacific Escrow Solutions, Inc.	California

Perrett Title Agency, LLC (50%)	Michigan

Pioneer National Title Company	Arizona

Pioneer Title Company	California

Preferred Title Services, LLC (50%)	Michigan

Premier National Title Company	California

Prestige Title Company	California

Prospect Office Partners, LP	California

Real Estate Index, Inc.	Illinois

Real Estate Settlement Solutions, L.L.C.	Pennsylvania

Real Estate Settlement Solutions, L.P.	Pennsylvania

Real Estate Settlement Solutions of Alabama, L.L.C.	Alabama

Company	Incorporation

Real Living Title Agency, Ltd. (45.1%)	Ohio

RealtyCheck.com, LLC	Michigan

Recodat Co. (25%)	Ohio

Referral Connection, LLC	North Carolina

Region Title, LLC (35%)	Indiana

Rio Grande Title Company, Inc. (20%)	New Mexico

Riverside Title Company	California

River Valley Abstract & Title, Inc.	Wisconsin

Rocky Mountain Printing Services, Inc.	California

Rocky Mountain Support Services, Inc.	Arizona

Saddleback Title Company (51%)	California

S.D.C. Title Agency, LLC (50.1%)	Ohio

Security Title Agency, Inc.	Arizona

Security Title Company, LLC	Wisconsin

Security Union Title Insurance Company	California

Sentry Service Systems, Inc.	Arizona

Service Link, L.P.	Pennsylvania

Service Link of Alabama, L.L.C.	Alabama

Service Link of Nevada, LP	Nevada

Service Link of Texas, LLC	Texas

S-K-L-D Information Services, L.L.C. (13.36%)	Delaware

S-K-L-D Title Services, Inc. (12.9%)	Colorado

South Haven Title Agency, LLC (50%)	Michigan

Company	Incorporation

Southshore Title, LLC (10%)	Indiana

Southwest Michigan Title Agency, LLC (50%)	Michigan

Spring Service Corporation	California

Spring Service Texas, Inc.	Texas

Statewide Settlement Services, LLC (25%)	Ohio

Stetler Title Agency, LLC (50%)	Michigan

Sunrise Research Corp.	New York

Superior Data Services, Inc.	New York

SWT Holdings, LLC	Texas

Tam Title & Escrow, LLC (10%)	Tennessee

Texas Acquisition, LLC	Delaware

The Album CD, LLC (66 2/3%)	Delaware

The Maryland Title Guarantee Company	Maryland

The Title Company of Canada, Limited	Ontario, Canada

The Title Guarantee Company	Maryland

Third Millenium Title Agency, LLC	Ohio

Ticor Financial Company	California

Ticor Services, LLC	Delaware

Ticor Title Abstract of New York, Inc.	New York

Ticor Title Agency of Arizona, Inc.	Arizona

Ticor Title Company	Washington

Ticor Title Company of California	California

Ticor Title Company of Oregon	Oregon

Company	Incorporation

Ticor Title Consultants Ltd.	Canada

Ticor Title Insurance Company	California

Ticor Title Insurance Company Limited	England

Ticor Title Insurance Company of Florida	Florida

Ticor Title of Nevada, Inc.	Nevada

Ticor Title of Washington, Inc.	Washington

Title Accounting Services Corporation	Illinois

Title America, LLC (50.1%)	Ohio

Title and Trust Company	Idaho

Title Closing Services, LLC (17.5%)	New Jersey

Title Data, Inc. (21%)	Texas

Title Info Now, LLC (14.29%)	Minnesota

Title Offices, LLC (30%)	Florida

Title Reinsurance Company (36.18%)	Vermont

Title Services, Inc.	Tennessee

Tri County Title Plant Association (37.5%)	Oregon

TSNY Agency of New York City, Inc.	New York
(d/b/a Title Services)

TT Acquisition Corp.	Texas
(d/b/a Texas Taxes)

United Financial Management Company	Nevada

United Land Title Agency, LLC (50.1%)	Ohio

United Title of Nevada, Inc.	Nevada

UTC Capital Group, Inc.	Texas

Company	Incorporation

Village Resort, LLC	California

Washington Title Company	Washington

Washington Title Insurance Company	Washington

Welles Bowen Title Agency, LLC (50.1%)	Ohio

West Coast Title Agency, LLC (50%)	Michigan

West Point Appraisal Services, Inc.	California

Western Financial Trust Company	California

Woodland Title Agency, LLC (50%)	Michigan

Yuma Title & Trust Company	Arizona